EXHIBIT 32.1
DIEBOLD, INCORPORATED AND SUBSIDIARIES
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q of Diebold, Incorporated (Company) for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Thomas W. Swidarski, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

May 4, 2011	/s/ Thomas W. Swidarski
Thomas W. Swidarski
President and Chief Executive Officer (Principal Executive Officer)